Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Koppers Holdings Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies in his or her capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LEROY M. BALL	/s/ BRADLEY A. PEARCE
Leroy M. Ball	Bradley A. Pearce
Chief Executive Officer	Interim Chief Financial Officer and Treasurer and Chief Accounting Officer

May 8, 2026	May 8, 2026